SUB-ITEM 77.Q1A  MATERIAL AMENDMENTS TO CHARTER OR BY-LAWS

Material amendments to Charter or By-Laws is incorporated by reference to exhibit (a)(8) to post-effective amendment no. 17 to Registrant's registration statement filed on Form Type 485APOS on September 10, 2001 (Accession No. 0001127563-01-500089).